BRANDYWINE FUND, INC.

MANAGED BY FRIESS ASSOCIATES, INC.
ANNUAL REPORT
SEPTEMBER 30, 1997

DEAR FELLOW SHAREHOLDERS:

We were excited to open up the October 3 Wall Street Journal and see the ranking of the nation's 45 largest growth and balanced funds in America. Your Fund was the 38th ranked at $8.8 billion. We are particularly pleased to see that while the five year performance of the funds larger than Brandywine ranged from 91 to 187 percent, your Fund gained 227 percent, a full 40 percent ahead of the second best of the 38 largest.

On an average annualized basis, your Fund gained 26.7 percent compared to only
20.8 percent per year for the S&P 500.

MOST RECENT FIVE YEARS

NASDAQ IND.             121.5%
IBD*<F1>                125.1%
S&P MIDCAP              129.6%
RUSSELL 2000            135.2%
S&P 500*<F1>            156.7%
YOUR FUND*<F1>          226.6%

*<F1>TOTAL RETURN
IBD = Investor's Business Daily Mutual Fund Index

The 19.0 percent performance for this quarter surpassed all those on the list and more than doubled the 7.5 percent gain in the S&P 500 to finish the fiscal year up 39.3 percent!

For the previous four quarters, the S&P 500 outperformed the Nasdaq Industrials by nearly 20 percent cumulatively. It is refreshing to see small and mid-cap companies outperforming larger companies this quarter. The Russell 2000, S&P Midcap, and Nasdaq Industrials grew 14.5, 15.7, and 16.3 percent, respectively.

Our investment credo "Never Invest in the Stock Market, Invest in Individual Businesses" caused Forbes to rank the Brandywine Funds family as the #1 performer with assets over $1 billion for the last 10 years as we reported to you a few weeks ago.

The Forbes ranking highlights the long-term benefits of sticking to our time-
                                  ---------
tested strategy of investing in dynamic companies of all sizes that are experiencing dramatic earnings growth. The latest quarter's surge in your Fund, also noted by USA Today, provides a very good answer when people say "What have you done for us lately?"

Your research team continues to garner kudos from professional investment consultants, financial advisors, and financial planners who compare us to other mutual fund managers for our ability to manage our growth and capitalize on the resources this growth has provided.

We believe the secret to this success is organizing into small hard-hitting teams which allows our forced displacement (Pigs at the Trough) theory to work more effectively and also to maintain accountability on a very basic level. At the end of the day, each one of your researchers clearly knows his or her reward system is linked to how the stocks under each of their watchful eyes perform -- no committee system here!

Your companies' earnings grew 45 percent in the latest 12 months and 46 percent in the most recent quarter, three times the S&P 500's companies' earnings growth of 15 percent.

Based on next year's earnings estimates, your companies' average p/e ratio of 20 versus 19 for the S&P as measured by William O'Neil & Company, publishers of Investor's Business Daily, gives superior growth for virtually the same p/e level. We also expect these com-panies to do better than Wall Street's current
                                             ------
estimates.

COMPANY GROWTH

AVERAGE INCREASE LATEST 12 MOS. EARNINGS
YOUR COMPANIES 45%
S&P 500        15%

AVERAGE INCREASE LATEST QUARTERLY EARNINGS
YOUR COMPANIES 46%
S&P 500        15%

All S&P figures are unweighted. Analysis by William O'Neil & Co., Inc. September 25, 1997.

One of your current biggest gainers, identified by researcher David Harrington, is Compaq Computer, which gained over 87 percent in this quarter alone providing shareholders with over $197 million in gains. Phoenix-based researcher Diane Hakala contributed EMC Corporation which added over $97 million to your Fund. Mark Lapolla's Conseco, Inc., Clarke Adams' Teradyne, Inc., and Jon Fenn's CompUSA combined to provide over $128 million this quarter.

Carl Gates selected DSP Group which leapt over 161 percent for the quarter and John Ragard garnered a 157 percent return in Friede Goldman. A.J. Berk's purchase of J. Ray McDermott gained 69 percent and Jackson-based researcher Andy Graves picked Paul Harris Stores which vaulted over 67 percent.

Contributions were spread across your research team. In fact, I don't have enough room to recognize everyone but I can tell you that 37 separate holdings had gains of over 50 percent for you during the quarter! Many of the big gainers were smaller companies which are benefiting from a number of trends.

The perceived negative impact a strong U.S. dollar could have on earnings of mega-cap, multi-national companies like Coca-Cola, Proctor & Gamble and McDonalds moves investor interest back to smaller and mid-cap companies that conduct the vast majority of their business here in the U.S. and therefore don't suffer from currency exchange issues. The dollar in recent months rose 8 percent against the yen and nearly 5 percent against the pound.

The reduction of the maximum capital gains rate could unleash gains of large cap companies which have experienced huge price earnings expansion over the last couple of years. Individual investors who have been in large cap companies may be more inclined to realize their gains.

Smaller cap stocks provide their return through price appreciation (capital gain) rather than dividends (taxed as ordinary income). Additionally, in the past 24 months the large companies of the S&P 500 soared 69 percent while the smaller companies of the Russell 2000 and Nasdaq Industrials grew only 40 and 46 percent, respectively. These two factors auger well for possible better performance from the more dynamic companies comprising your portfolio.

We are very encouraged by the new, lower capital gains tax rate and its impact on those of you who have entrusted your hard-earned assets to us to manage. I am a strong supporter of empowering individuals, and any legislation leaving more money in your hands as opposed to the government's is a step in the right direction.

Fortunately, this legislation will have no impact on our investment process. We will continue to buy and hold companies that have outstanding appreciation potential until we are able to identify other companies that have MORE appreciation potential to displace the original company. This sell discipline has been a cornerstone of our process since Friess Associates was launched in 1974.

Along with the tax legislation there has been other news in Washington. The Federal Reserve Board stood pat at their September 30 meeting in light of few tangible signs of inflation. The Fed funds rate remains at 5.5 percent where it has stayed since March 25.

Economic growth allowed the Congressional Budget Office to announce early in September that the budget deficit for fiscal 1997 would be only $34 billion versus the previously expected $115 billion and that there was a projected surplus in 2002. When is the last time you heard budget surplus in the same breath as government?

Thank you for your ongoing confidence. We are grateful for it. We are keenly aware that it is what we do for you in the future that counts. We strive to provide you the type of returns that all of our long-term shareholders, including the Nobel Foundation, have experienced.

Nobel has been in the Fund nearly since its inception, and enjoys a 416 percent gain for the last ten years, 17.8 percent annualized, outpacing the 295 percent growth in the S&P 500. Since inception, your Fund is up 779 percent, 20.3 percent annualized, compared to just 537 for the S&P 500 -- almost a nine-fold increase!

SINCE INCEPTION

LIPPER GROWTH*<F2>      250.6%
IBD* <F2>               305.8%
NASDAQ IND.             316.5%
S&P 500*<F2>            536.9%
YOUR FUND*<F2>          778.8%

*<F2>TOTAL RETURN

We continue to be committed to the same investment strategy that provided these returns, and are invested right along with you, having our Friess Associates pension plan, and all of Lynn's and my equity assets in either Brandywine or Brandywine Blue Funds.

Over $40 million of "insider" investments keep us ever focused on dedicating each working day to growing your hard-earned assets. During the quarter, $240 million was entrusted to the Fund, increasing our desire to always warrant the trust you've placed in us.

We look forward to a continuing long-term relationship. Please let us know how we can serve you better. Thanks for the opportunity to work for you.

God Bless!

/s/ Foster Friess
President
October 7, 1997

HIGHLIGHTS . . .

COMMUNICATIONS

Cellular-phone giants Ericsson, Motorola, NEC and Nokia use CELLSTAR CORP., the #1 distributor of cellular phones in the world, to get their phones to retailers, carriers, exporters and dealers in the U.S. and abroad.

Over the last five years, your company built the strongest distribution system in the U.S. and international markets, particularly China and South America.

We learned from CEO Dick Gozia that CellStar is the first company to be authorized by the Chinese government to sell wireless products there. It has joint ventures with HANBO, which is completely owned by the Shenzen Telephone Co.

In the recent May quarter, revenues climbed 67 percent to $378 million, up from $226 million, catapulting earnings to $.48 compared to a loss last year.

Your shares are already up an amazing 227 percent selling at $46.50, from their January purchase price of $14.

Competing against computer giant IBM may seem like a daunting task. OLICOM USA, Inc., does so successfully, with earnings rising 136 percent during the June quarter to $.33 from $.14 last year on revenue growth of 32 percent.

Olicom provides a switch solution for Token Ring networks, a type of network introduced by IBM more than 10 years ago. In a Token Ring setup, every computer is networked into a ring. If the ring is "broken" by one computer being disconnected, the entire network becomes non-functional and can no longer communicate. Your company's product enables its customers with Token Ring networks, such as Fortune 1000 British Telecom, to transmit information more quickly.

President Michael Camp and CFO Boje Rinhart explain that there is a general move in the industry from Routers to Switches, and IBM and Madge Networks are the only other companies which offer Switches for Token Rings. Olicom is the low-cost provider of these Switches.

Even with expected earnings growth of 110 percent for calendar 1997, very few on the Street covered Olicom when purchased for you last October. Since then, your shares soared 63 percent to $29.

DEPARTMENT STORES

Providing convenience, value, and customer service, AMES DEPARTMENT STORES, INC. continues to compete with larger retail peers Wal-Mart, Kmart, and Target. Often called the Wal-Mart of the east, Ames operates over 300 stores in several northeastern states.

Your company is the 5th largest discount retailer in the U.S. offering brand-name merchandise ranging from family apparel and accessories to electronics and home furnishings.

In a recent conversation with CEO Joe Ettore, we learned that by December 1998, your company will remodel five to fifteen existing stores and open five to ten new stores featuring a "customer-friendly" layout. All of these stores will have soft corners in which key merchandise is displayed on diagonals at the corners of the store, and zigzag aisles which allow for more merchandise displays and create more browsing.

Even in the competitive northeastern market, Ames excels with its targeted merchandising programs such as the 55 Gold Card which gives senior citizens a 10 percent discount every Tuesday.

Earnings jumped 48 percent during the most recent quarter to $.31 from $.21 on revenues of $504 million.

Ames was not well followed on Wall Street when pur-chased for you in February. Now drawing Street attention, your shares are up 82 percent selling at $15.

After suffering from increased competition from specialty retailers and sluggish retail sales in California and the Pacific Northwest during 1995-1996, NORDSTROM, INC. is staging a strong comeback this year. Driven by a more fashion-conscious consumer, better sales of higher priced shoes, accessories, and designer labels have propelled both same-store sales and margins.

Your company operates 86 stores in 18 states, with sales in the last 12 months of over $4.6 billion. Nordstrom slowed store expansion when sales growth weakened in the mid-1990s, but is now opening new stores at a faster clip than most other full-line department store chains.

Dan Nordstrom, President, recently explained that the Garden City, NJ, West Hartford, CT and Cleveland store openings in August and September will help bring total square footage growth to 6 percent for 1997, with another 8-10 percent growth planned for 1998.

In the July quarter, Nordstrom expanded earnings 38 percent to $.76 on a 9 percent gain in revenues.

Purchased at $46 in May, your shares are at $64, a 39 percent increase.

MEDICAL/DENTAL PRODUCTS AND SUPPLIES

MEDICAL RESOURCES, INC. operates and manages several diagnostic imaging centers in New York, New Jersey, Florida, Illinois, Maryland, California, and Pennsylvania, providing such common services as MRIs and mammograms.

From Bill Freeman, president and COO, we learned that Medical Resources continues to make high-quality, immediately-profitable acquisitions, having purchased 56 centers since year-end 1996. Your company's sales and marketing team targets well-run, profitable centers to add to its base. With geographically clustered locations, Medical Resources can integrate its marketing tactics to make these new acquisitions immediately positive to earnings and profit margins.

During the most recent quarter revenues soared 173 percent, driving earnings up 19 percent.

Since purchase last December, your shares are up 90 percent.

OIL/GAS FIELD SERVICES

J. RAY MCDERMOTT is the largest marine construction company in the world. With over 50 percent of the total market, your company designs, constructs, moves, and installs platforms and pipelines for offshore oil and gas production in Southeast Asia, the Middle East, the North Sea, and West Africa. Currently, most of its projects are in the Gulf of Mexico.

With total backlog in primary contracts and joint ventures at approximately $4.2 billion and an exclusive, two-year contract with Shell for deep-water projects approaching 3,000 feet, J. Ray dominates the industry.

A new management team led by CEO Roger Tetrault outlined a four-point program to lead J. Ray to increased profitability through cost controls and more lucrative levels of engineering from existing and new contracts. Roger tells us that operating expenses will be cut back to $48 million in fiscal 1999 compared to $67 million for fiscal 1997.

Earnings were up 44 percent last quarter from $.09 to $.13 and revenues climbed 19 percent to $465 million.

Your shares sell today at $49, a price 69 percent higher than when you purchased it in June.

SOFTWARE

INSIGHT ENTERPRISES, INC. is a direct marketer of computers, hardware, and software. Just call them, place your order, and they will ship you a brand-name product at a discounted price. The company buys directly from manufacturers such as IBM and Compaq and uses its electronic link with FedEx to get the merchandise out the door in as little as 15 minutes.

Initially your company advertised in computer magazines, but in the last two years has become one of the top marketers on the Internet. In addition to fielding in-bound calls, Insight maintains a knowledgeable direct sales force which concentrates on reaching small businesses and developing long-term relationships with these customers.

CEO Eric Crown told us Insight used the money from a secondary stock offering to beef up its infrastructure. With a new office and sales facility in Tempe, Arizona and a greatly expanded sales force, the necessary investment is in place. Your company is well positioned to grow its business.

For the last quarter, revenues were up 38 percent while earnings climbed 35 percent to $.42 up from $.31.

Your shares, bought in June at $21 have increased 61 percent to $33.

What do Chuck Yeager and Michael Jordan have in common? They're both part of a creative consultant team which helps design such video games as Wing Commander III, NBA Live '97, Road Rash, PGA Tour Golf, Madden Football and NHL Hockey for entertainment software company, ELECTRONIC ARTS INC.

Operating much like a movie studio, your company works with producers who coordinate artists, writers, animators, sound engineers, musicians, set designers, and programmers to produce the games. This setup allows for quick turnaround on all its products.

Electronic Arts products operate on PC's, Macs, SEGA, Saturn, Nintendo 64 and Sony Playstation. The accelerating sales of Playstation particularly fuels sales of EA's games.

In the recent June quarter, revenues were $118 million, rising 46 percent from last year and earnings grew to $.03 versus $.01.

Electronic Arts is gaining market share. Stan McGee, CFO, told us about the recent acquisition of Maxis and that once EA's distribution, sales, and marketing functions are integrated and functioning there, your company should benefit.

Jumping 34 percent since purchase in January, your shares are at $39 today.

SPECIALTY RETAILING

Walk into almost any mall and you're bound to find high-spending, 16-to-30-year-old shoppers heading to ABERCROMBIE & FITCH CO. for their purchases. Your NYSE-listed company was once the premiere sporting goods store of New York City, but is now the Ralph Lauren for a younger generation, selling top-quality clothing at more reasonable prices. Unlike other retailers which use trends and constant sales to attract customers, Abercrombie needs only its popular brand to draw in the "Generation X" clientele.

This strategy is successful, as Abercrombie has had twenty consecutive quarters of same-store sales and earnings growth. The recent July quarter showed earnings up to $.04 from $.01 last July. Revenues jumped 52 percent.

Abercrombie's management integrated a new sophisticated merchandising format over the last six months to give all the stores a consistent look. Existing locations are being remodeled to enhance brand image, increasing customer loyalty to your company's timeless, preppy-sporty look.

Bought in February, at $16, your shares are now up more than 64 percent.

TRANSPORTATION

During the recent UPS strike, a direct competitor to the shut-down company, RPS, handled a record number of shipments. This small-package business-to-business carrier is an operating unit of your company CALIBER SYSTEM, INC. Other divisions include Viking Freight, a domestic carrier of shipments less than 10,000 pounds, and Roberts Express, which transports high-security, hazardous, and fragile shipments.

New management, including Lou Valerio, CFO, improved on-time delivery of its RPS unit after shutting down the less profitable operations of the company. Caliber's largest subsidiary, Roadway Express, which dealt in the long-haul LTL (less-than-truckload) business, was spun off in late 1995.

In the June quarter, earnings vaulted to $.62 versus only $.01 last year. For calendar '97, analysts anticipate earnings to be ten times the $.25 posted for '96.

Your shares finished the quarter at $54, up 37 percent since purchase in June.

As we go to press today, we learned that yesterday Federal Express announced that it would buy the company in a stock swap. Caliber closed at $59.25 as a result.

SEMICONDUCTORS & RELATED

Your answering machine may well contain integrated circuits and software from DSP GROUP, INC. This Santa Clara, California-based company is a global leader in digital speech processing and telephone answering devices. Recently, Chairman Igal Kohavi told us that 35 percent of the world's answering machines use DSP chips.

It is possible to make telephone calls over computer networks and the Internet, but sending "sound" is slow going. By compressing speech, sometimes down to 1/40th its original size, your company's products enable real-time, two-way telephone calls between personal computers.

Microsoft, Intel, and U.S. Robotics are among the more than 100 companies who license DSP Group's audio compression technology. Its TrueSpeech technology is earning acceptance as the industry standard for voice communications on the Internet.

Both royalties from licensing agreements and processor sales are growing, while cost reductions and improved margins have boosted net income. Last quarter's earnings were $.23 versus $.03 the previous year on sales of $14.6 million versus $13 million.

Purchased in May at $13, your shares have zoomed up 194 percent to $39.

FELLOW SHAREHOLDER . . .

In 1993 at a charity event in Palm Springs, Orville Krieger met Foster Friess, and was so impressed by their discussion about Brandywine Fund, that Orv did some investigating on the Fund's performance on his own. "My only regret," Orv laments, "is that I did not meet Foster earlier. I am extremely pleased with my results and have made many new friends by telling them about Brandywine."

Orv is a real estate guru, particularly in the hospitality property business. He and his wife, Mary, founded Krieger Nationwide Real Estate in 1960, a company dealing exclusively in the brokerage of hospitality properties throughout the U.S.

In 1982, they moved to Phoenix where Orv formed a partnership with Jay Snyder to launch Krieger & Snyder Nationwide Real Estate, nationally recognized brokers of fine hotels and resorts.

"IT IS MY FERVENT DESIRE TO HELP MATCHPOINT GO NATIONWIDE AND TO SPEND THE REST OF MY LIFE SERVING HIM IN THIS MANNER."

Noted for his business acumen, it didn't take long for Orv to also be recognized for his commitment to the Christian principles by which he lives.

In 1976, seizing a good opportunity, Orv purchased a 140-unit Holiday Inn just minutes from the airport in Spokane, Washington. Others in the industry applauded Orv's keen business sense until they learned he would close the hotel's primary money maker -- the bar.

He didn't feel comfortable running a business that so strongly conflicted with his own personal beliefs. In its first five years of operation under Orv's leadership, the hotel's food sales went up 20 per-cent while room bookings rose 30 percent. And, while the business could thrive even more from alcohol sales, Orv doesn't mind as he grins and says, "Beliefs aren't worth much if a fella's not ready to live by them."

Orv continues to follow this credo. His latest project, MatchPoint, is a perfect example. After two years of planning, MatchPoint was launched last spring and seeks to stop the cycle of crime by intervening when a life of crime just begins, in adolescence.

So many children today -- particularly those in the inner-cities -- lack the parental guidance they need to develop into mature, responsible adults. These rebellious, angry, lonely, misguided youth often come from poor, abusive, single-parent homes, and they are looking for a role model who will be a friend, confidant, advisor, and listener. Oftentimes, the only example these children have is a drug-addicted parent, shackled by the pain that comes from living in and out of prison.

MatchPoint takes these at-risk children (ages 8-13) and pairs them up with a kind, caring, dependable adult mentor in hopes to provide them with support, encouragement, and a sense of self-worth. MatchPoint feels that the single most effective way to change the negative course in a child's life is the presence of one committed adult.

A ministry of Prison Fellowship, MatchPoint exists just in Phoenix currently, but plans are underway to expand nationally. Orv is committed to this cause. "It is my fervent desire to help MatchPoint go nationwide and to spend the rest of my life serving Him in this manner."

We applaud Orv for his desire to help others, and we are honored to have the chance to grow his assets, which, in turn, will help this worthwhile effort.
- Rebecca Buswell

DIANE . . .

You currently have the U.S. national champion female stunt pilot picking stocks for your Fund! Phoenix-based researcher, Diane Hakala, is a member of the United States Aerobatic Team and most recently won the United States National Championship in Sherman, Texas! Prior to this her best performance was a 2nd second place finish at the International Aerobatic Club Championships held in Fond du Lac, Wisconsin in August. Last year she flew to a 4th place finish among women and 14th overall at the World Championships.

An ace in the air, Diane is also an expert in selecting companies for you and sees similarities between her flying and stock-picking. "Central to our investment strategy is finding those companies that are performing better than others expect. To do that, I have to analyze and combine critical information quickly, just as I do in flight. And, I have to be confident enough to make decisions fast."

"CENTRAL TO OUR INVESTMENT STRATEGY IS FINDING THOSE COMANIES THAT ARE PERFORMING BETTER THAN OTHERS EXPECT."

Never was that more important in her flying experience than three years ago when her plane's engine failed completely and Diane had ten seconds to decide her course of action. She landed the plane without power, completely destroying her craft but emerging with just a fractured ankle.

Diane joined Friess Associates' Delaware office in 1991, but in 1993 when we opened an office in Phoenix, she eagerly moved there to enjoy the open desert spaces perfect for practicing her flying maneuvers. Before Friess, she worked at International Telephone and Telegraph as a computer programmer and at Morgan Stanley & Co. as a systems analyst. Her knack for picking computer stocks comes from this experience.

Some of the big winners she's chosen include EMC Corp., BMC Software, Bay Networks, Autodesk and Texas Instruments, together bringing in more than $290 million in gains.

Originally from central Massachusetts, Diane stayed in New England for college and attended Wesleyan University, graduating Cum Laude with a BA in History. During college and high school, Diane became an accomplished trumpeter and played with the Worcester Symphony Orchestra and the Greater Boston Youth Symphony.

When she's not working, you can find Diane out on the golf course or in a karate studio. But, looking to bring home the Gold for the United States next July, you're most likely to see Diane in the air practicing her moves!
-Rebecca Buswell


  We were thrilled to receive postcards and notes from over 2,500 of our fellow shareholders whose investments are handled through such organizations as Charles Schwab and Fidelity. Thanks for your comments, and welcome to the family. We would love to hear from the rest of you. If you invest through an intermediary, please allow us to include you in our database by sending your name and address to Jenni Weldon at the P.O. Box or Internet address listed on the back page.

PAUL . . .

Coming to Friess Associates from Texas, Paul Hopkins joined your trading desk nearly a year ago, bringing with him more than ten years experience. Just prior to making trades for your Fund, Paul spent seven years as the head trader at the $48 billion Texas Teachers' Retirement System in Austin.

Paul graduated with a BBA in Finance and Accounting from Texas A&M University in 1984. Following graduation, he returned to his native Houston and began his career in the investment business with AIM Management as an account administrator on the money market desk. After only a year, Paul moved to the equity desk. Paul then headed for Austin to join TRS which turned out to be a wise move as he met and married his wife, Carol, who also worked there.

"My role at Friess Associates is to buy and sell large blocks of stock as discreetly and efficiently as possible for the benefit of our shareholders and clients," Paul explains. "Accomplishing that task depends on our ability to prioritize and process the vast amount of information we receive every day. The price, the position and the timing have to be right, and the teamwork atmosphere on the desk enables us to facilitate this part of the job rather smoothly."

"HIS GRASP OF THE ELECTRONIC TRADING NETWORKS INSTINET & POSIT HAS BROUGHT A NEW DIMENSION TO OUR FIRM..."

Executing buy orders from researcher Carl Gates, Paul was able to secure relatively low (between $13 and $14) average cost prices for CellStar and DSP Group, whose prices are now approaching $40. And, when researcher Mark Lapolla determined it was time to get out of ESS Technology, Paul completed selling it at $22 before it subsequently dropped to $13. These buy and sell decisions are made by the research team, but it is Paul and the rest of the traders that actually implement them for you.

Not only are Paul's trading skills impressive, but he also knows very well the computer programs that our trading team now uses daily. Fellow trader Pat Kealey applauds Paul, saying, "His grasp of the electronic trading networks INSTINET & POSIT has brought a new dimension to our firm that directly benefits our shareholders and clients. These networks allow for complete trading anonymity. Our trades take place around the last listed executions without any real market impact. Paul has been instrumental in our ability to use and master these networks."

Paul's favorite time is spent with Carol and their two-year-old daughter, Alison. But, you'll also find him enjoying sports, especially basketball and golf, as well as camping, and working in the yard.
- Rebecca Buswell

"EXTERNAL" RESEARCH RESOURCE . . .

When Greg Cote joined Robertson Stephens, he also joined the external research resource network for Friess Associates. This year alone, such top winners as Texas Instruments, Compaq Computer, DSC Communications, and Cisco Systems were all in your Fund thanks to Greg's work.

"What sets Friess Associates apart from the rest of Wall Street is their ability to anticipate change. My role with Friess is to help the research team manage inflection points of the stocks they follow," Greg explains. "Those changing points could be caused by a shift in the fundamentals, a new product, or modified earnings numbers. I try to be on the lookout for these changes so Andy, David, Diane, or any of the Friess research team can sell or buy at the right time."

"GREG LOOKS AT THE ENTIRE INDUSTRY, INCLUDING COMPETITORS, WHICH ALLOWS HIM TO ASSESS PITFALLS THAT MIGHT LIE AHEAD."

David Harrington, who selected Compaq, says Greg is an excellent idea generator. "His interaction with company managements affords him the opportunity to better understand how a company adapts to a particular product cycle or transition within their industry," relates David. "Greg looks at the entire industry, including competitors, which allows him to assess pitfalls that might lie ahead."

Greg gleans this information for your Fund by attending conferences, following road shows, and visiting with company managements. Oftentimes a Friess researcher will join him at these conferences and it was on just such an occasion that Greg met his wife, Mary Jo. He was at a technology conference in Las Vegas with a few of your research team. So, Greg's affinity for working with your researchers goes beyond sharing a knack for picking great stocks -- they were around when he picked his wife!

Before Greg moved to San Francisco to launch his career with Robertson Stephens, he worked at C.J. Lawrence, which is now DMG. Prior to that he was an investment banker. Greg earned a BS in Finance from Lehigh University.

Born and raised in New Jersey, Greg is a transplanted westerner, but likes living out West mainly because it puts him in close proximity to the Rockies where he enjoys hitting the slopes. When Greg travels to Jackson Hole and visits with our research team there, he tacks on a few extra days in order to get in some skiing.
-Rebecca Buswell

TOP TEN . . .

There were a couple of minor shifts in your Top Ten this quarter. Riding the $197 million in gains in Compaq Computer which grew 87 percent in the quarter, Computers & Related moved from number three in June to the top spot currently. Purchases in Creative Technology, Sun Microsystems, and Unisys and their subsequent net gains of nearly $7 million, also bumped up this group.

Your second largest group was Semiconductors & Related at 11.7 percent, moving up from number five at 6.4 percent last quarter. You purchased Analog Devices, Applied Materials, Atmel, KLA, and Texas Instruments which together have already netted more than $29 million in gains.

You've added Cadence Design, up $3.3 million, Computer Associates, with $8 million, and Synopsys with $6.8 million, to increase your Software holdings to
9.1 percent currently.  It stays at the number four position.

With gains of more than $3 million from new holdings Avis Rent A Car, Kellstrom Industries, Ugly Duckling Corp., and Eagle USA Airfrieght, Transportation & Related rounds out the Top Ten with 3.8 percent, replacing Department Stores. A $5.4 million increase in MotivePower Industries also helped grow this category.


TOP TEN INDUSTRY GROUPS

Computers & Related           13.1%
Semiconductors & Related      11.7%
Specialty Retailing            9.9%
Software                       9.1%
Oil/Gas Field Services         7.6%
Networking                     6.5%
Financial/Business Services    5.6%
Communications                 4.7%
Electronics                    4.6%
Transportation & Related       3.8%
Cash                           2.8%
All Others                    20.6%

KUDOS FOR YOUR FUND . . .

 FORBES - Brandywine is the #1 performing fund family for the last ten years for all those managing more than $1 billion in assets. August 1997
                                                               ----

 MONEY - Out of a total of 368 funds, Brandywine Fund named among those that "Refuse to Lose." One of only ten funds that made money every calendar year for the last ten years, Brandywine's ten and five year returns outpaced the other nine funds listed. May 1997
                              --------

 THE WALL STREET JOURNAL - For the five years ended May 31, 1997, Brandywine is the #1 performer of the 45 largest U.S. equity mutual funds with its 189 percent return which outdistanced the closest competitor by 25 percentage points. June 1997
         ---------

 WORTH - Brandywine is dubbed an "Emerging Fund Family . . . having ranked in the top 5 percent of their peer group over five years." May 1997
                                                            --------

 MUTUAL FUNDS MAGAZINE - Brandywine picked as one of 13 funds to choose if you want to "Get the Most Bang for Your Buck." April 1997
                                                 ----------

ALL IS NOT ROSES . . .

Or is it? This quarter was a banner one for you, with 15 stocks gaining more than $20 million apiece, while only ONE holding dropped back by that amount. That sole holding was Corning, Inc., which was sold to preserve a gain of $6 million in your Fund since purchase.

There were three stocks which lost more than $10 million this quarter -- Western Digital, General Signal Corp., and Advanced Micro Devices. You've sold General Signal, but still own the other two.

Your largest gainer this quarter was Compaq Computer, bringing in nearly $200 million! The next big winner was EMC Corp. with $97 million, followed by Dell Computer's $73 million gain. Conseco and National Semiconductor brought in $47 million each, while SCI Systems, Teradyne, and CompUSA gained more than $40 million apiece.

Bay Networks, 3Com, Nordstrom, Cooper Cameron, BMC Software, Noble Drilling Corp., and Cisco Systems rounded out the over $20 million gainers, and there were 25 other companies that rose more than $10 million this quarter.

MARKET CAP . . .

Your mid-cap holdings, between $1 and $5 billion, grew from 37.6 percent in June to 46.7 percent today. New to your portfolio are Office Depot, Accustaff, and Watson Pharmaceutical, each rising more than $10 million since purchase. You also saw a $12 million gain from other new purchases Atmel Corp., Tandy Corp., KLA-Tencor, and Unisys Corp. Growth in some of your existing mid-cap stocks contributed as well. Nordstrom rose 30 percent, Staples was up 19 percent, Teradyne gained 35 percent, and SCI Systems jumped 55 percent.

Dropping only slightly, your large cap companies above $5 billion comprise 37.6 percent of the portfolio, down from 39.6 percent in June. Warner Lambert was sold, securing a $46 million profit. You also sold Corning and HBO & Co. locking in gains of $6 million and $8 million since purchase, and pared back much of your position in Federated Department Stores, nailing down gains of $14 million.

Stocks under $1 billion market valuation went from 15.4 percent last quarter to
12.9 percent.

YOUR COMPANIES' MARKET CAPITALIZATION

CASH                 2.8%
SMALL CAP           12.9%
MID CAP             46.7%
LARGE CAP           37.6%

DISTRIBUTION AND A DISCREPENCY . . .

You had an excellent year! And, that means the fast approaching October distribution will be big. As of September 30, the APPROXIMATE amount is $7.08 per share, $2.68 in short term gains and $4.40 long term gains. These amounts may change slightly before the distribution is made on October 27, 1997. All shareholders of record as of October 24, 1997 will receive the distribution. With the new tax bill signed this summer including a maximum 20 percent tax rate on some of those gains, there are sure to be differences in how much tax you'll actually have to pay. Updated data will be sent with 1997 Form 1099s to enable you to have accurate information to complete your 1997 Schedule D to be included with your income tax returns.

Thanks for your comments regarding last quarter's quick turn-around on the report. In "All Is Not Roses," we said you no longer held Compaq Computer, when in fact, at quarter end you did. Compaq was sold at one point during the June quarter, but repurchased before the quarter closed. Good thing, too, because it's your largest gainer this time, with nearly $200 million in gains!

Please continue emailing us your comments. You can write us at bfunds@friess.com. Lynda Campbell, Al Kirchner, Jenni Weldon, or I will be glad to answer your emails. We look forward to hearing from you!
Rebecca Buswell

                              BRANDWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               September 30, 1997

     SHARES                                                            QUOTED
  OR PRINCIPAL                                                         MARKET
     AMOUNT                                             COST            VALUE
     ------                                            -----          -------

LONG-TERM INVESTMENTS - 97.2% (A)<F4>
COMMON STOCKS - 97.2% (A)<F4>

            APPAREL & SHOES - 1.8%
    421,000 Cato Corp.                            $2,969,002       $3,841,625
  1,013,500 Intimate Brands, Inc.                 18,630,260       23,627,725
  1,852,600 Liz Claiborne, Inc.                   50,730,498      101,778,139
    131,400 The Men's Wearhouse Inc.*<F3>          4,791,721        4,894,650
    322,100 Nautica Enterprises Inc.*<F3>          7,818,734        9,059,063
    155,000 Novel Denim Holdings LTD.*<F3>         3,383,285        4,185,000
    143,600 Quiksilver, Inc.*<F3>                  3,566,976        5,241,400
     77,000 Timberland Co.*<F3>                    3,375,468        6,140,750
    507,200 The Warnaco Group, Inc.               14,423,894       16,103,600
                                                ------------     ------------
                                                 109,689,838      174,871,952

            THIS SECTOR IS 59.4% ABOVE YOUR FUND'S COST.

            AUTOMOTIVE & RELATED - 0.5%
    714,900 Federal-Mogul Corp.                   21,684,063       26,540,662
     90,000 Keystone Automotive
              Industries, Inc.*<F3>                1,481,250        1,901,250
     25,600 Motorcar Parts & Accessories, Inc.*<F3>  493,975          516,813
    500,000 Quaker State Corp.                     7,780,000        8,531,500
    188,800 Special Devices, Inc.*<F3>             4,991,978        5,310,000
                                                ------------     ------------
                                                  36,431,266       42,800,225

            THIS SECTOR IS 17.5% ABOVE YOUR FUND'S COST.

            COMMUNICATIONS - 4.7%
    335,300 Allen Telecom Inc.*<F3>                8,540,963        9,556,050
    589,200 Boston Technology, Inc.*<F3>          15,775,191       19,959,150
    176,500 Cable Design Technologies Corp.*<F3>   6,016,058        6,718,119
    837,750 CellStar Corp.*<F3>                   11,912,657       38,955,375
    615,400 Comverse Technology, Inc.*<F3>        29,785,970       32,462,350
  3,852,000 DSC Communications Corp.*<F3>        112,129,648      103,765,176
    573,300 DSP Communications, Inc.*<F3>          7,699,671       12,003,755
     82,500 Dycom Industries, Inc.*<F3>              982,026        1,830,510
    764,800 ECI Telecom Ltd.                      20,519,915       24,760,400
    315,700 Essex International, Inc.*<F3>        12,021,632       12,154,450
    790,900 General Cable Corporation*<F3>        17,791,300       28,076,950
    280,000 Glasgal Communications, Inc.*<F3>      1,946,561        1,995,000
    238,500 LCC International, Inc.*<F3>           3,504,997        5,217,188
    222,100 MICROS Systems, Inc.*<F3>              8,503,500       11,105,000
    235,800 NICE-Systems Ltd. ADR*<F3>             8,791,183       13,263,750
    108,500 Olicom A/S*<F3>                        1,841,922        3,146,500
  2,163,600 Tellabs, Inc.*<F3>                    43,158,209      111,425,400
    355,400 World Access Inc.*<F3>                 6,741,503       11,550,500
                                                ------------     ------------
                                                 317,662,906      447,945,623

            THIS SECTOR IS 41.0% ABOVE YOUR FUND'S COST.

            COMPUTERS & RELATED - 13.1%
    311,250 CHS Electronics, Inc.*<F3>             6,631,867        8,520,469
  5,657,750 Compaq Computer Corp.*<F3>           235,930,737      422,916,812
    161,000 Cotelligent Group, Inc.*<F3>           2,953,962        3,300,500
  1,952,600 Creative Technology Ltd.*<F3>         45,586,046       49,914,314
    525,100 Data General Corp.*<F3>                7,145,837       13,980,787
    688,500 Dell Computer Corp.*<F3>               5,323,850       66,698,438
    568,800 Diamond Multimedia Systems, Inc.*<F3>  6,293,242        6,967,800
  5,035,600 EMC Corp. (Mass.)*<F3>               164,970,369      293,953,150
    243,000 Pomeroy Computer Resource, Inc.*<F3>   6,545,496       10,388,250
    175,000 Procom Technology, Inc.*<F3>           1,629,220        2,756,250
    711,900 Sequent Computer Systems, Inc.*<F3>   14,196,021       17,664,375
  2,542,300 Silicon Graphics, Inc.*<F3>           67,305,114       66,735,375
    171,200 STB Systems, Inc.*<F3>                 7,278,900        6,248,800
  2,476,800 Sun Microsystems, Inc.*<F3>          115,703,362      115,946,438
    393,700 Symbol Technologies, Inc.             16,785,800       17,298,391
  2,400,000 Unisys Corporation*<F3>               33,488,400       36,751,200
  2,830,400 Western Digital Corp.*<F3>           131,623,087      113,394,315
                                                ------------     ------------
                                                 869,391,310    1,253,435,664

            THIS SECTOR IS 44.2% ABOVE YOUR FUND'S COST.

            DEPARTMENT STORES - 3.6%
    342,000 Ames Department Stores, Inc.*<F3>      2,823,563        5,130,000
  1,302,750 Family Dollar Stores, Inc.            18,965,886       29,719,636
  3,012,500 Federated Department Stores,Inc.*<F3>128,157,517      129,914,062
    584,600 Fred Meyer, Inc.*<F3>                 26,076,919       31,129,950
  2,151,200 Nordstrom, Inc.                       98,839,528      137,139,000
    222,800 Proffitt's Inc.*<F3>                   5,052,446       13,200,900
                                                ------------     ------------
                                                 279,915,859      346,233,548

            THIS SECTOR IS 23.7% ABOVE YOUR FUND'S COST.

            DISTRIBUTION - 0.8%
    331,000 Central Garden & Pet Co.*<F3>          8,250,156       10,178,250
    505,800 Kent Electronics Corp.*<F3>           16,702,180       19,979,100
    481,100 MicroAge, Inc.*<F3>                    7,089,896       13,951,900
    205,100 Pioneer-Standard Electronics, Inc.     3,100,080        3,525,259
    643,600 Tech Data Corp.*<F3>                  11,311,191       29,605,600
                                                ------------     ------------
                                                  46,453,503       77,240,109

            THIS SECTOR IS 66.3% ABOVE YOUR FUND'S COST.

            ELECTRONICS - 4.6%
    399,100 ALTRON INC.*<F3>                       8,121,792        6,635,037
     60,000 Barringer Technologies Inc.*<F3>         692,812          637,500
     37,000 Berg Electronics Corp.*<F3>            1,437,523        1,988,750
    160,000 The DII Group Inc.*<F3>                4,535,605        5,244,960
     60,200 Electro Scientific Industries,Inc.*<F3>2,014,825        3,672,200
     83,300 General Scanning Inc.*<F3>             1,868,538        2,899,923
    514,000 KEMET Corp.*<F3>                      14,352,250       15,612,750
    112,800 Kuhlman Corp.                          3,691,882        4,060,800
    150,000 Level One Communications Inc.*<F3>     5,537,188        6,037,500
    799,800 Microchip Technology Inc.*<F3>        25,700,202       36,115,769
     80,000 RadiSys Corporation*<F3>               3,519,376        4,020,000
    153,000 Reptron Electronics, Inc.*<F3>         2,505,375        2,801,889
  2,342,100 SCI Systems, Inc.*<F3>                48,228,963      116,081,502
    124,600 Technitrol, Inc.                       2,607,263        4,960,700
  2,799,700 Teradyne, Inc.*<F3>                  113,879,301      150,660,256
    527,100 Varian Associates, Inc.               31,681,889       32,746,087
    298,000 Veeco Instruments Inc.*<F3>           15,242,883       18,830,024
    475,700 Waters Corp.*<F3>                     14,766,317       21,020,232
     63,500 WPI Group, Inc.*<F3>                     725,875          769,938
                                                ------------     ------------
                                                 301,109,859      434,795,817

            THIS SECTOR IS 44.4% ABOVE YOUR FUND'S COST.

            FABRIC/TEXTILES - 0.3%
    172,600 Kellwood Co.                           3,649,600        6,116,599
    375,900 Unifi, Inc.                           11,829,322       15,388,594
    211,300 WestPoint Stevens Inc.*<F3>            6,369,669        8,716,125
                                                ------------     ------------
                                                  21,848,591       30,221,318

            THIS SECTOR IS 38.3% ABOVE YOUR FUND'S COST.

            FINANCIAL/BUSINESS SERVICES - 5.6%
  2,664,600 AccuStaff Inc.*<F3>                   73,172,171       83,934,900
    124,800 Advanced Health Corp.*<F3>             2,993,578        2,745,600
    752,600 AmeriCredit Corp.*<F3>                13,896,823       21,449,100
  1,040,300 AMRESCO, Inc.*<F3>                    28,831,428       38,621,137
    438,800 BA Merchant Services Inc.*<F3>         6,608,014        8,117,800
     63,400 Big Flower Press Holdings Inc.*<F3>    1,376,010        1,470,119
    202,200 Consolidated Graphics, Inc.*<F3>       4,892,225       10,059,450
    105,000 CORT Business Services Corp.*<F3>      2,505,206        4,193,490
    722,200 Danka Business Systems PLC ADR        30,152,685       32,137,900
    292,800 Finova Group, Inc.                    27,490,246       27,706,200
    813,300 FIRSTPLUS Financial Group, Inc.*<F3>  25,983,974       45,646,462
    533,800 First Union Corporation (N.C.)        26,103,996       26,723,629
    760,900 FIserv, Inc.*<F3>                     29,992,273       33,384,487
    142,900 Hagler Bailly, Inc.*<F3>               2,768,587        3,626,088
    241,400 Hooper Holmes, Inc.                    3,242,849        2,942,183
    589,600 IMC Mortgage Co.*<F3>                  7,721,788        9,065,100
     98,000 Interim Services Inc.*<F3>             2,433,898        2,756,250
    175,900 ITI Technologies, Inc.*<F3>            5,065,754        5,013,150
     76,000 Jackson Hewitt Inc.*<F3>               1,767,538        2,907,000
    344,800 Knoll, Inc.*<F3>                       5,945,706       11,550,800
    219,800 MAXIMUS, Inc.*<F3>                     4,624,705        6,360,572
     75,000 META Group, Inc.*<F3>                  1,565,625        1,856,250
    159,100 Herman Miller, Inc.                    7,112,699        8,511,850
    459,600 NS Group, Inc.*<F3>                   10,916,600       14,879,550
    134,000 Ocwen Financial Corp.*<F3>             5,913,305        5,644,750
    714,500 Ogden Corp.                           15,045,375       16,880,063
    249,000 Personnel Group of America, Inc.*<F3>  3,773,595        8,528,250
    932,700 Providian Financial Corporation       32,157,348       37,016,998
    630,000 Servico, Inc.*<F3>                     9,144,000       10,788,750
     70,500 Sirrom Capital Corp.                   3,085,905        3,657,188
    308,900 StaffMark, Inc.*<F3>                   4,048,746       11,776,813
    565,600 United Companies Financial Corp.      17,687,815       17,816,400
    357,000 Valassis Communications, Inc.*<F3>     8,568,000       11,379,375
                                                ------------     ------------
                                                 426,588,467      529,147,654

            THIS SECTOR IS 24.0% ABOVE YOUR FUND'S COST.

            FOOD/RESTAURANTS - 1.3%
    360,000 Apple South, Inc.                      5,789,380        6,930,000
    588,600 Brinker International, Inc.*<F3>       9,958,052       10,484,732
    996,800 CKE Restaurants, Inc.                 25,529,097       41,865,600
    736,000 Foodmaker, Inc.*<F3>                  13,695,150       13,846,368
    219,000 Landry's Seafood Restaurants, Inc.*<F3>5,976,068        6,433,125
    116,800 Logan's Roadhouse, Inc.*<F3>           2,538,265        3,036,800
    109,500 Morton's Restaurant Group, Inc.*<F3>   2,257,262        2,682,750
    642,500 Outback Steakhouse, Inc.*<F3>         15,933,930       17,749,062
    179,600 Richfood Holdings, Inc.                4,547,932        4,658,465
     55,000 Star Buffet, Inc.*<F3>                   753,750          866,250
    271,700 Suiza Foods Corp.*<F3>                10,766,465       13,992,550
                                                ------------     ------------
                                                  97,745,351      122,545,702

            THIS SECTOR IS 25.4% ABOVE YOUR FUND'S COST.

            HEALTHCARE - 1.0%
  1,737,300 Beverly Enterprises, Inc.*<F3>        24,993,922       30,185,587
     90,000 Curative Health Services Inc.*<F3>     2,738,750        2,801,250
    412,700 FPA Medical Management, Inc.*<F3>      7,155,359       14,186,563
    848,300 HEALTHSOUTH Corp.*<F3>                14,721,688       22,639,430
    655,700 Integrated Health Services, Inc.      23,293,604       21,925,297
    170,000 Physician Support Systems, Inc.*<F3>   2,077,121        2,868,750
    139,000 Renal Care Group Inc.*<F3>             4,484,386        5,004,000
                                                ------------     ------------
                                                  79,464,830       99,610,877

            THIS SECTOR IS 25.4% ABOVE YOUR FUND'S COST.

            HOME/OFFICE & RELATED - 1.4%
    795,800 Maytag Corp.                          25,144,360       27,156,675
  4,693,200 Office Depot, Inc.*<F3>               80,541,648       94,746,322
    270,000 Rent-Way, Inc.*<F3>                    3,222,874        5,703,750
    410,000 Windmere-Durable Holdings Inc.         6,281,596        9,763,330
                                                ------------     ------------
                                                 115,190,478      137,370,077

            THIS SECTOR IS 19.3% ABOVE YOUR FUND'S COST.

            INSURANCE - 1.9%
  3,466,100 Conseco, Inc.                         86,432,196      169,190,739
    412,400 John Alden Financial Corp.            11,618,982       12,784,400
                                                ------------     ------------
                                                  98,051,178      181,975,139

            THIS SECTOR IS 85.6% ABOVE YOUR FUND'S COST.

            LEISURE & ENTERTAINMENT - 2.1%
     70,700 Ballantyne of Omaha, Inc.*<F3>         1,193,062        1,360,975
    770,700 Callaway Golf Co.                     24,487,523       26,878,162
    324,800 CapStar Hotel Co.*<F3>                 9,238,590       10,901,262
    100,000 Doubletree Corp.*<F3>                  5,000,625        4,825,000
    618,650 Fairfield Communities, Inc.*<F3>      14,689,235       23,238,350
     62,400 Hospitality Worldwide Services*<F3>      639,600          819,000
  1,354,500 La Quinta Inns, Inc.                  29,320,036       31,916,084
  1,200,000 Polaroid Corp.                        55,962,234       61,425,600
    382,000 Prime Hospitality Corp.*<F3>           6,234,478        8,619,066
    484,700 Promus Hotel Corporation*<F3>         22,395,139       21,720,861
     44,100 Signature Resorts, Inc.*<F3>           1,721,202        2,094,750
     78,200 Trendwest Resorts, Inc.*<F3>           1,433,104        1,837,700
                                                ------------     ------------
                                                 172,314,828      195,636,810

            THIS SECTOR IS 13.5% ABOVE YOUR FUND'S COST.

            MACHINERY/CONSTRUCTION & MISCELLANEOUS MANUFACTURING - 2.3%
     37,600 Applied Power Inc.                     2,235,965        2,366,469
    452,500 Aviall, Inc.*<F3>                      6,519,778        6,929,132
    101,400 Carpenter Technology Corp.             4,357,485        5,019,300
    751,400 Cincinnati Milacron Inc.              20,201,285       20,193,875
  1,639,000 Coltec Industries Inc.*<F3>           30,532,227       35,443,375
    569,000 Dana Corp.                            26,341,410       28,094,375
    120,000 GENICOM Corp.*<F3>                     1,439,063        1,320,000
    806,100 Rohr, Inc.*<F3>                       17,322,823       24,939,122
    924,000 Trinity Industries, Inc.              36,311,374       44,583,000
    947,500 Tubos de Acero de Mexico SA ADR*<F3>  22,475,822       21,970,630
    104,300 Varlen Corp.                           3,423,580        4,119,850
    878,400 Wyman-Gordon Co.*<F3>                 21,530,909       23,058,000
                                                ------------     ------------
                                                 192,691,721      218,037,128

            THIS SECTOR IS 13.2% ABOVE YOUR FUND'S COST.

            MEDICAL/DENTAL PRODUCTS & SERVICES - 0.7%
     60,000 Box Hill Systems Corp.*<F3>              900,000        1,050,000
    292,700 Cooper Companies, Inc.*<F3>            8,258,402       10,756,725
    658,200 ESC Medical Systems Ltd.*<F3>         22,596,497       24,764,775
    257,500 Medical Resources, Inc.*<F3>           2,609,623        4,989,063
    144,800 Patterson Dental Co.*<F3>              5,046,099        5,864,400
    500,000 VIVUS, Inc.*<F3>                      17,409,864       18,750,000
                                                ------------     ------------
                                                  56,820,485       66,174,963

            THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.

            NETWORKING - 6.5%
  4,179,500 3Com Corp.*<F3>                      152,771,319      214,199,375
  3,999,700 Bay Networks, Inc.*<F3>              113,850,509      154,488,412
  3,377,900 Cisco Systems Inc.*<F3>              208,895,984      246,799,508
    253,100 Digi International Inc.*<F3>           3,787,235        3,606,675
                                                ------------     ------------
                                                 479,305,047      619,093,970

            THIS SECTOR IS 29.2% ABOVE YOUR FUND'S COST.

            OIL/GAS FIELD SERVICES - 7.6%
    197,500 Basin Exploration, Inc.*<F3>           3,200,513        3,308,125
    249,800 Bellwether Exploration Company*<F3>    3,572,962        3,497,200
    817,200 BJ Services Co.*<F3>                  38,587,003       60,677,100
  1,200,000 Chesapeake Energy Corporation         12,156,510       13,650,000
  1,104,700 Cooper Cameron Corp.*<F3>             37,856,192       79,331,821
    870,300 Ensco International Inc.              28,345,281       34,322,891
    578,800 EVI, Inc.*<F3>                        13,605,015       37,043,200
    521,700 J. Ray McDermott, S.A.* <F3>          15,150,422       25,563,300
     80,000 Layne Christensen Co.*<F3>             1,360,000        1,680,000
    346,000 Lone Star Technologies, Inc.*<F3>      7,544,753       18,057,048
  1,028,000 Marine Drilling Companies, Inc.*<F3>  19,511,388       32,125,000
    721,600 McDermott International, Inc.         20,163,543       26,338,400
  2,332,600 Noble Drilling Corp.*<F3>             27,474,048       75,226,350
    321,200 Nuevo Energy Co.*<F3>                 11,609,261       15,377,450
    592,100 Oceaneering International, Inc.*<F3>  12,326,189       14,099,677
     50,000 Oryx Energy Co.*<F3>                     713,515        1,271,900
    348,100 Parker Drilling Co.*<F3>               3,293,642        5,286,943
    221,800 Precision Drilling Corp.*<F3>          9,934,377       14,167,475
    768,300 Pride International, Inc.*<F3>        13,558,754       26,122,200
  1,343,500 Rowan Companies, Inc.*<F3>            23,617,972       47,862,188
    100,000 Santa Fe International Corporation     2,850,000        4,650,000
    188,100 Smith International, Inc.*<F3>        14,282,290       14,613,113
    277,900 Snyder Oil Corp.                       6,211,920        6,304,995
    350,000 Superior Energy Services, Inc.*<F3>    2,939,063        3,237,500
    340,500 Trico Marine Services, Inc.*<F3>       7,695,191       11,832,375
     47,600 UNIFAB International, Inc.*<F3>          856,800        1,558,900
    710,500 USX-Marathon Group                    24,590,301       26,422,074
    760,100 Varco International, Inc.*<F3>        22,407,629       36,864,850
    417,200 Veritas DGC Inc.*<F3>                 10,321,348       17,757,284
    445,800 Vintage Petroleum, Inc.               14,087,096       21,955,650
    909,600 Weatherford Enterra Inc.*<F3>         37,692,814       48,493,505
                                                ------------     ------------
                                                 447,515,792      728,698,514

            THIS SECTOR IS 62.8% ABOVE YOUR FUND'S COST.

            PHARMACEUTICALS - 1.3%
    100,000 Andrx Corp.*<F3>                       3,559,688        4,550,000
  1,483,900 Bio-Technology General Corp.*<F3>     18,538,620       22,258,500
    105,000 IMPATH, Inc.*<F3>                      2,427,500        3,071,250
     97,100 Kendle International Inc.*<F3>         1,447,354        1,820,625
  1,625,600 Mylan Laboratories Inc.               35,277,747       36,475,213
    919,300 Watson Pharmaceuticals Inc.*<F3>      44,258,714       54,928,175
                                                ------------     ------------
                                                 105,509,623      123,103,763

            THIS SECTOR IS 16.7% ABOVE YOUR FUND'S COST.

            SEMICONDUCTORS & RELATED - 11.7%
  3,209,100 Advanced Micro Devices, Inc.*<F3>    101,340,959      104,497,923
     54,800 Aetrium Inc.*<F3>                      1,363,075        1,363,150
    598,600 Altera Corp.*<F3>                     32,708,623       30,678,250
  1,220,500 Analog Devices, Inc.*<F3>             39,041,098       40,886,750
  2,208,800 Applied Materials, Inc.*<F3>         203,935,225      210,388,200
    276,600 ASM International, N.V.*<F3>           4,661,323        5,566,575
  1,405,500 Atmel Corp.*<F3>                      47,048,382       51,213,609
    137,300 Cerprobe Corporation*<F3>              3,065,680        3,449,662
    120,000 CFM Technologies, Inc.*<F3>            3,458,125        4,702,560
    204,400 Continental Circuits Corp.*<F3>        3,645,088        3,858,050
    171,500 C. P. Clare Corp.*<F3>                 2,651,480        3,387,125
    244,100 Credence Systems Corp.*<F3>            8,895,191       11,899,875
    225,400 Cypress Semiconductor Corp.*<F3>       3,246,293        3,493,700
    270,600 Digital Microwave Corp.* <F3>          6,951,966       12,109,350
    197,500 DSP Group, Inc.*<F3>                   2,639,356        7,751,875
    273,300 Exar Corp.*<F3>                        5,440,357        7,242,450
    444,800 International Rectifier Corp.*<F3>     7,580,499       10,397,200
    705,300 KLA-Tencor Corp.*<F3>                 43,836,518       47,652,184
  1,375,200 LSI Logic Corp.*<F3>                  45,098,104       44,178,300
    322,000 MEMC Electronic Materials, Inc.*<F3>   9,232,320        9,660,000
    900,000 Micron Electronics, Inc.*<F3>         16,942,874       15,750,000
  4,531,600 National Semiconductor Corp.*<F3>    113,844,581      185,795,600
    281,200 Sipex Corp.*<F3>                       4,294,480        8,928,100
  1,809,000 Texas Instruments Inc.               229,784,348      244,441,125
  1,285,700 VLSI Technology, Inc.*<F3>            29,233,366       44,598,362
                                                ------------     ------------
                                                 969,939,311    1,113,889,975

            THIS SECTOR IS 14.8% ABOVE YOUR FUND'S COST.

            SOFTWARE - 9.1%
    135,000 Activision, Inc.*<F3>                  1,600,003        2,025,000
  1,308,500 Autodesk, Inc.                        43,979,319       59,373,187
  3,194,000 BMC Software, Inc.*<F3>              145,461,862      206,811,500
    143,200 Broderbund Software, Inc.*<F3>         4,340,915        4,868,800
  1,376,400 Cadence Design Systems, Inc.*<F3>     70,374,920       73,637,400
    614,100 Citrix Systems, Inc.*<F3>             31,970,334       30,916,250
  2,202,100 Computer Associates
              International, Inc.                150,159,601      158,139,407
  1,142,600 Compuware Corp.*<F3>                  20,746,243       69,127,300
  1,151,000 Electronic Arts Inc.*<F3>             33,030,024       44,457,375
    855,600 Electronics for Imaging, Inc.*<F3>    31,740,265       43,635,600
    177,000 Insight Enterprises, Inc.*<F3>         3,636,781        5,863,125
    237,300 Legato Systems, Inc.*<F3>              4,078,185        8,424,150
    188,000 MAPICS, Inc.*<F3>                      1,692,000        2,444,000
    515,900 McAfee Associates, Inc.*<F3>          31,411,390       27,342,700
    134,000 Natural MicroSystems Corp.*<F3>        4,547,375        5,092,000
     75,000 OrCAD, Inc.*<F3>                         907,035        1,092,225
    158,100 Project Software &
              Development, Inc.* <F3>              4,282,036        3,616,538
    160,000 QAD Inc.*<F3>                          3,053,854        2,980,000
    122,900 QuadraMed Corporation*<F3>             2,054,925        2,120,025
    150,000 Rogue Wave Software*<F3>               1,837,500        2,062,500
  1,142,500 Sterling Software, Inc.*<F3>          36,578,147       40,987,188
  1,399,800 Symantec Corp.*<F3>                   21,994,566       31,845,450
    792,900 Synopsys, Inc.*<F3>                   26,867,349       33,698,250
    155,000 System Software Associates, Inc.*<F3>  1,532,051        2,286,250
    180,900 Viewlogic Systems, Inc.*<F3>           2,773,893        4,307,772
                                                ------------     ------------
                                                 680,650,573      867,153,992

            THIS SECTOR IS 27.4% ABOVE YOUR FUND'S COST.

            SPECIALTY RETAILING - 9.9%
    111,400 Abercrombie & Fitch Co.*<F3>           1,781,777        2,924,250
     25,000 American Eagle Outfitters, Inc.*<F3>     611,250          693,750
    411,200 Audiovox Corp.*<F3>                    3,335,558        4,189,306
  1,101,400 Best Buy Co., Inc.* <F3>              17,454,499       27,191,363
    769,200 Borders Group, Inc.*<F3>              13,673,533       21,153,000
    100,000 Children's Place Retail Stores, Inc.*  1,490,625        1,450,000
                                           <F3>
  2,968,900 CompUSA Inc.*<F3>                     59,036,167      103,911,500
  1,664,200 Costco Companies, Inc.*<F3>           46,611,991       62,615,525
     67,700 Creative Computers, Inc.*<F3>            917,240          854,712
    464,200 Dress Barn, Inc.*<F3>                  6,293,682       11,140,800
    290,000 The Finish Line, Inc.*<F3>             4,854,230        5,492,020
    367,000 French Fragrances Inc.*<F3>            2,202,000        4,289,496
  2,031,300 Gap, Inc.                             99,578,923      101,692,972
    321,100 Goody's Family Clothing, Inc.*<F3>    11,312,398       10,355,475
    429,000 The Home Depot, Inc.                  22,312,350       22,361,625
    520,600 Linens'n Things, Inc.*<F3>             8,796,197       17,440,100
    368,200 Mac Frugal's Bargains
              Close-outs Inc.*<F3>                 8,120,023       11,230,100
    467,100 Michaels Stores, Inc.*<F3>            12,160,121       14,275,977
    149,000 The North Face, Inc.*<F3>              3,711,280        4,004,375
  2,998,800 OfficeMax, Inc.*<F3>                  46,157,528       45,545,774
    142,800 Paul Harris Stores, Inc.* <F3>         1,712,579        3,944,850
    100,000 Payless ShoeSource, Inc.*<F3>          2,894,219        5,968,800
  1,463,500 PETsMART, Inc.*<F3>                   14,370,570       15,183,813
  2,533,400 Rite Aid Corp.                       120,421,444      140,446,629
    661,100 Stage Stores, Inc.*<F3>               14,261,727       28,509,938
  3,709,700 Staples, Inc.*<F3>                    85,874,746      102,480,463
    183,100 Stein Mart, Inc.*<F3>                  5,287,013        5,996,525
  3,589,800 Tandy Corp.                          119,720,069      120,707,025
    785,900 Tiffany & Co.                         28,009,518       33,400,750
     92,000 United Auto Group, Inc.*<F3>           2,300,956        2,466,796
    554,400 Zale Corp.*<F3>                       13,987,148       14,380,027
                                                ------------     ------------
                                                 779,251,361      946,297,736

            THIS SECTOR IS 21.4% ABOVE YOUR FUND'S COST.

            TRANSPORTATION & RELATED - 3.8%
    130,500 AirNet Systems Inc.*<F3>               1,990,322        3,148,312
    244,300 American Freightways Corp.*<F3>        3,363,632        4,641,700
    250,000 Arkansas Best Corp.*<F3>               2,737,500        2,828,250
    117,500 Atlantic Coast Airlines Inc.*<F3>      1,865,574        2,526,250
    163,900 Avis Rent A Car, Inc.*<F3>             3,109,634        3,913,112
    105,000 Budget Group, Inc.*<F3>                3,020,463        3,465,000
  1,025,000 Caliber System, Inc.                  40,605,192       55,606,250
     92,500 Celadon Group, Inc.*<F3>                 962,017        1,341,250
  1,035,100 CNF Transportation Inc.               30,526,856       45,092,061
    267,400 Comair Holdings, Inc.                  5,805,076        7,186,375
    232,000 Eagle USA Airfreight, Inc.*<F3>        6,547,875        7,772,000
    711,300 Gulfstream Aerospace Corp.*<F3>       20,470,347       20,627,700
    678,600 Hertz Corp.                           19,855,838       25,575,077
    468,600 J. B. Hunt Transport Services, Inc.    8,208,768        7,292,822
    120,000 Kellstrom Industries Inc.*<F3>         2,168,640        2,475,000
    549,000 MotivePower Industries Inc.*<F3>       7,839,750       14,274,000
    158,500 M.S. Carriers, Inc.*<F3>               4,053,745        4,220,063
    175,000 SkyWest, Inc.                          2,852,500        3,456,250
  1,363,100 Southwest Airlines Co.                33,033,568       43,534,688
    600,700 Ugly Duckling Corp.*<F3>               8,536,813        9,160,675
  1,942,000 US Airways Group, Inc.*<F3>           52,038,119       80,350,250
    440,000 Werner Enterprises, Inc.               8,041,562       10,670,000
                                                ------------     ------------
                                                 267,633,791      359,157,085

            THIS SECTOR IS 34.2% ABOVE YOUR FUND'S COST.

            MISCELLANEOUS - 1.6%
    370,000 American Eco Corporation*<F3>          4,749,811        4,810,000
    913,200 The B.F. Goodrich Company             37,331,667       41,322,300
  1,646,300 The Dial Corp.                        25,859,991       28,708,179
    133,000 Helen of Troy Corp.*<F3>               2,102,875        2,626,750
    165,000 ITEQ, Inc.*<F3>                        1,813,167        2,299,770
    272,400 The Lubrizol Corp.                    10,184,241       11,440,800
    424,200 Oregon Steel Mills, Inc.              11,421,790       11,506,425
  1,285,700 Philip Services Corp.*<F3>            20,110,999       23,464,025
    435,400 Precision Castparts Corp.             24,871,533       28,301,000
                                                ------------     ------------
                                                 138,446,074      154,479,249

            THIS SECTOR IS 11.6% ABOVE YOUR FUND'S COST.

                                                ------------     ------------
            Total common stocks                7,089,622,042    9,269,916,890

WARRANTS - 0.0% (A)<F4>
         43 Sound Advice, Inc.
              Warrants*<F3>, 06/14/99                      0                0
                                                ------------     ------------
            Total long-term investments        7,089,622,042    9,269,916,890

SHORT-TERM INVESTMENTS - 3.4% (A)<F4>
            COMMERCIAL PAPER - 3.3%
$40,000,000 Ford Motor Credit Co.,
            due 10/01/97, discount of 5.81%       40,000,000       40,000,000
 50,000,000 Smith Barney,
            due 10/01/97, discount of 5.80%       50,000,000       50,000,000
 50,000,000 Ford Motor Credit Co.,
            due 10/02/97, discount of 5.90%       49,991,806       49,991,806
 50,000,000 Merrill Lynch & Co., Inc.,
            due 10/02/97, discount of 5.62%       49,992,194       49,992,194
 50,000,000 American General Finance Corp.,
            due 10/03/97, discount of 5.62%       49,984,389       49,984,389
 50,000,000 Smith Barney,
            due 10/03/97, discount of 5.825%      49,983,819       49,983,819
 25,000,000 New England Education Loan
            Marketing Corp.,
            due 10/06/97, discount of 5.75%       24,980,035       24,980,035
                                                ------------     ------------
            Total commercial paper               314,932,243      314,932,243

            VARIABLE RATE DEMAND NOTES - 0.1%
  4,050,522 Johnson Controls, Inc.                 4,050,522        4,050,522
  3,000,000 Wisconsin Electric Power Company       3,000,000        3,000,000
                                                ------------     ------------
            Total variable rate demand notes       7,050,522        7,050,522
                                                ------------     ------------
            Total short-term investments         321,982,765      321,982,765
                                                ------------     ------------
            Total investments                 $7,411,604,807    9,591,899,655
                                              ==============

            LIABILITIES, LESS CASH AND
            RECEIVABLES (0.6%) (A)<F4>                           (59,175,579)
                                                               --------------

              NET ASSETS                                       $9,532,724,076
                                                               ==============

            Net Asset Value Per Share
            ($0.01 par value 500,000,000
            shares authorized), offering
            and redemption price
            ($9,532,724,076 / 217,097,446
            shares outstanding)                                        $43.91
                                                                       ======

     *<F3>Non-income producing security.
     (a)<F4>Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1997

INCOME:
  Dividends                                                       $21,881,598
  Interest                                                         34,797,621
                                                                 ------------
   Total income                                                    56,679,219
                                                                 ------------

EXPENSES:
  Management fees                                                  73,988,269
  Custodian fees                                                    1,032,934
  Transfer agent fees                                                 712,216
  Printing and postage expense                                        611,278
  Administrative services                                             389,475
  Registration fees                                                   386,353
  Professional fees                                                    44,663
  Other expenses                                                       98,073
                                                                 ------------
   Total expenses                                                  77,263,261
                                                                 ------------
NET INVESTMENT LOSS                                              (20,584,042)
                                                                 ------------
NET REALIZED GAIN ON INVESTMENTS                                1,613,667,150
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            981,427,330
                                                                 ------------
NET GAIN ON INVESTMENTS                                         2,595,094,480
                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $2,574,510,438
                                                               ==============

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Years Ended September 30, 1997 and 1996

                                                          1997           1996
                                                         -----          -----
OPERATIONS:
 Net investment loss                             $(20,584,042)  $(20,035,250)
 Net realized gain on investments                1,613,667,150    214,708,928
 Net increase in unrealized appreciation
   on investments                                  981,427,330    362,502,998
                                                --------------   ------------
 Net increase in net assets resulting
   from operations                               2,574,510,438    557,176,676
                                                --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
 Distributions from net realized gains
   ($1.347376 and $3.84486 per share,
   respectively)                                (250,675,102)*(479,170,817)**
                                                --------------   ------------
                                                          <F5>           <F6>

FUND SHARE ACTIVITIES:
 Proceeds from shares issued (57,592,561 and
   68,912,081 shares, respectively)              2,068,244,776  2,054,823,129
 Net asset value of shares issued in
   distributions (7,103,901 and 15,557,840
   shares, respectively)                           233,833,825    439,669,031
 Cost of shares redeemed (31,524,981 and
   22,514,291 shares, respectively)            (1,131,490,538)  (671,681,532)
                                                --------------   ------------
 Net increase in net assets derived from Fund
   share activities                              1,170,588,063  1,822,810,628
                                                --------------   ------------
 TOTAL INCREASE                                  3,494,423,399  1,900,816,487

NET ASSETS AT THE BEGINNING OF THE YEAR          6,038,300,677  4,137,484,190
                                                --------------   ------------
NET ASSETS AT THE END OF THE YEAR               $9,532,724,076 $6,038,300,677
                                                ==============  =============

*<F5>Total distribution includes $65,792,910 of ordinary income, of which 37% is eligible for the corporate dividends received deduction.
**<F6>Total distribution includes $386,543,539 of ordinary income, of which 3% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)


                                                                           YEARS ENDED SEPTEMBER 30,
                                         1997      1996      1995      1994      1993      1992      1991      1990      1989   1988
                                        -----     -----     -----     -----     -----     -----     -----     -----     -----  -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year     $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87    $12.89 $17.00
Income from investment operations:
 Net investment (loss) income          (0.07)(1) (0.08)(1) (0.10)      0.03    (0.02)      0.04      0.27      0.11      0.03   0.06
                                            <F7>      <F7>
 Net realized and unrealized gains
   (losses) on investments              12.50      2.83     10.70    (0.43)      9.25      1.04      5.74    (1.48)      4.99 (3.29)
                                        -----     -----     -----     -----     -----     -----     -----     -----     -----  -----
Total from investment operations        12.43      2.75     10.60    (0.40)      9.23      1.08      6.01    (1.37)      5.02 (3.23)
Less distributions:
 Dividends from net investment income      --        --        --        --    (0.01)    (0.13)    (0.28)    (0.03)    (0.04)     --
 Distributions from net realized gains (1.35)    (3.84)    (1.45)    (2.87)    (0.54)    (2.11)    (1.00)    (0.68)        -- (0.88)
                                        -----     -----     -----     -----     -----     -----     -----     -----     -----  -----
Total from distributions               (1.35)    (3.84)    (1.45)    (2.87)    (0.55)    (2.24)    (1.28)    (0.71)    (0.04) (0.88)
                                        -----     -----     -----     -----     -----     -----     -----     -----     -----  -----
Net asset value, end of year           $43.91    $32.83    $33.92    $24.77    $28.04    $19.36    $20.52    $15.79    $17.87 $12.89
                                       ======    ======    ======   =======   =======    ======    ======    ======    ====== ======
Total Investment Return                 39.3%     10.0%     45.5%    (1.4%)     48.6%      5.9%     41.4%    (7.9%)     39.0%(17.6%)

Ratios/Supplemental Data:
Net assets, end of year
   (in 000's $)                     9,532,724 6,038,301 4,137,484 2,240,554 1,413,253   695,128   527,808   271,856  169,745 122,863
Ratio of expenses to average
   net assets                           1.04%     1.06%     1.07%     1.09%     1.08%     1.10%     1.09%     1.12%     1.13%  1.16%
Ratio of net investment (loss) income
 to average net assets                 (0.3%)    (0.4%)    (0.4%)      0.1%    (0.1%)      0.2%      1.5%      0.9%      0.2%   0.3%
Portfolio turnover rate                192.4%    202.8%    193.7%    190.2%    150.4%    188.9%    187.9%    157.7%     91.0% 107.4%
Average commission rate paid*<F8>     $0.0595   $0.0599

(1)<F7>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for book and tax differences.
*<F8>Disclosure required for fiscal years beginning after September 1, 1995.

The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1997

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on October 9, 1985. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. The cost amount of securities for Federal income tax purposes aggregates $7,421,521,557. The difference between cost amounts for book purposes and tax purposes is due to deferred wash losses.

     (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

     (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consult-ant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains are distributed to shareholders. The Fund intends to declare a distribution of all net realized gains to be paid on October 28, 1997 to shareholders of record of October 24, 1997.

(4)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1997, purchases and proceeds of sales of investment securities (excluding short-term investments) were $13,669,854,995 and $12,983,397,747, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1997, liabilities of the Fund included the following:

Payable to brokers for
  investments purchased                                          $165,545,661
Payable to Adviser for management fees                              7,694,308
Other liabilities                                                     636,848

(6)  SOURCES OF NET ASSETS

     As of September 30, 1997, the sources of net assets were as follows:

Fund shares issued and outstanding                             $5,817,607,503
Net unrealized appreciation
  on investments                                                2,180,294,848
Undistributed net realized gains
  and losses                                                    1,534,821,725
                                                              ---------------
                                                               $9,532,724,076
                                                               ==============

     Aggregate net unrealized appreciation as of September 30, 1997 consisted of the following:

Aggregate gross
  unrealized appreciation                                      $2,239,170,581
Aggregate gross unrealized
  depreciation                                                   (58,875,733)
                                                               --------------
Net unrealized appreciation                                    $2,180,294,848
                                                                =============

(PRICE WATERHOUSE LOGO)

PRICE WATERHOUSE LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

October 7, 1997

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Fund, Inc. (the "Fund") at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

ON THE CUTTING EDGE . . .

X-RAY BY COMPUTER

Standard dental X-rays may become a thing of the past. Schick Technologies, Inc. of Long Island City, New York has developed a technology called CDR (computed dental radiography). The system produces digitized X-ray images that are larger and sharper than traditional X-ray films, making diagnosis easier and more accurate. CDR eliminates the time and cost of processing negatives, and it can easily transmit images over phone lines to obtain a second opinion or insurance approval.

20/20 VISION WITHOUT GLASSES, CONTACTS, OR LASER SURGERY

The University of California San Francisco is participating in large scale clinical trials of the Intrastromal Corneal Ring Segment, a new technology to give nearsighted people clear vision without using corrective lenses or undergoing surgeries that cut the center of the optical zone. Two thin polymer ring segments are inserted at the very front of the eye to reshape the cornea. This quick out-patient procedure is reversible and adjustable; the corneal ring cannot be felt and is about as visible as a contact lens.

INFORMATION OVERLOAD

Too many I.D. cards, too many passwords, too many pin numbers? Vissage Technology in Littleton, Massachusetts offers one alternative -- a patented facial recognition software for instant identification. Their system snaps a digital picture, converts key facial features into a series of numerical values, and stores the information on a database. Searching for one face among millions takes only seconds. So far, seven states have converted their drivers' licenses to the system; Massachusetts and New York's welfare agencies have started using the system to reduce fraud.


BOARD OF DIRECTORS

John E. Burris
Chairman
Burris Foods, Inc.
Milford, Delaware

Foster S. Friess
President
Friess Associates, Inc.
Jackson, Wyoming

Stig Ramel
Former President
Nobel Foundation
Stockholm, Sweden

(800) 656-3017
P.O. Box 4166, Greenville, DE 19807
bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC.
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Independent Accountants: PRICE WATERHOUSE LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell
Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon